Exhibit 32.2

Certification of Principal Financial Officer
Pursuant to U.S.C. Section 1350
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

        I, John E. Yetter, Vice President and Chief Financial Officer of Derma Sciences, Inc., hereby certify that the Quarterly Report on Form 10-QSB for the period ended September 30, 2007 of Derma Sciences, Inc. (the “Form 10-QSB”) upon my best knowledge and belief fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-QSB fairly presents, in all material respects, the financial condition and results of operations of Derma Sciences, Inc.

Dated: November 12, 2007	/s/ John E. Yetter
John E. Yetter, CPA Vice President and Chief Financial Officer (Principal Financial Officer)